UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 6, 2009

AMERICA’S DRIVING RANGES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-154912	26-2797630
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

78-365 Highway 111, #287 La Quinta, CA 92253

(Address of principal executive offices)  (Zip Code

(760) 360-9547

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.  Change in Registrant’s Certifying Accountant.

(a) On August 6, 2009, Board of Directors of the Registrant was notified by Moore & Associates Chartered, its independent registered public accounting firm that it was no longer engaged in auditing or reviewing public company financial statements effective as of the date of said notice. The accounting firm Seale and Beers, CPAS has taken over the audit practice of Moore & Associates Chartered. On the same date, August 6, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past year, since inception or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's most recent fiscal year, since inception and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On August 6, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Item 9.01.  Financial Statements, Pro Forma Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits.

No.

Exhibits

16.1

Letter from Moore and Associates, Chartered, dated August 3, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 6, 2009

AMERICA’S DRIVING RANGES, INC.

/ s/ John Birchard
John Birchard
President

EXHIBIT INDEX

Exhibit No.      Description of Exhibit

16.1

Letter from Moore and Associates, Chartered, dated August 7, 2009, to the

                         Securities and Exchange Commission regarding statements included in this Form

            8-K.

3